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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1997, included in Greyhound Lines, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

                                Arthur Andersen LLP


Dallas, Texas
April 25, 1997